UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.

(Exact Name of Registrant as specified in charter)

11100 Santa Monica Boulevard, 15th Floor

Los Angeles, California 90025

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (800) 421-4989

Date of fiscal year end: June 30

Date of reporting period: March 31, 2014

Laurie D. Neat

Emerging Markets Growth Fund, Inc.

333 South Hope Street, 55th Floor

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Robert W. Helm, Esq.

Dechert LLP

1900 K Street, N.W.

Washington, DC 20006

(Counsel for the Registrant)

ITEM 1 – Schedule of Investments

Emerging Markets Growth Fund

Investment portfolio

March 31, 2014 (unaudited)

Equity securities	Shares	Value (000)
Asia-Pacific — 60.8%
China — 19.0%
Anhui Conch Cement Co., Ltd.	7,228,654	$19,034
Anhui Conch Cement Co., Ltd. (Hong Kong)	4,285,000	18,388

ANTA Sports Products Ltd. (Hong Kong)	2,701,000	4,510

Bank of China Ltd. (Hong Kong)	230,832,724	102,450

Baoxin Auto Group Ltd. (Hong Kong)	42,096,500	35,844

Beijing Enterprises Holdings Ltd. (Hong Kong)	13,408,000	120,139

China High Speed Transmission Equipment Group Co., Ltd. (Hong Kong)[1]	60,551,600	45,239

China Longyuan Power Group Corp., Ltd.	19,425,000	19,568

China Mengniu Dairy Co. (Hong Kong)	31,341,000	157,530

China Modern Dairy Holdings Ltd. (Hong Kong)[1]	70,505,000	30,269

China Overseas Grand Oceans Group, Ltd. (Hong Kong)	14,727,100	9,702

China Overseas Land & Investment Ltd. (Hong Kong)	44,730,000	116,043

China Resources Land Ltd. (Hong Kong)	50,147,000	110,142

China Shenhua Energy Co., Ltd.	392,200	873

China Shineway Pharmaceutical Group Ltd. (Hong Kong)	5,581,000	9,749

China Unicom Ltd. (Hong Kong)	13,280,000	17,457

CSR Corp. Ltd. (Hong Kong)	67,105,000	56,612

EVA Precision Industrial Holdings Ltd. (Hong Kong)	69,356,000	10,861

First Tractor Co. Ltd. (Hong Kong)	13,402,000	7,329

Fu Ji Food and Catering Services Holdings Ltd. (Hong Kong)[1]	1,139,572	196

Goodbaby International Holdings Ltd. (Hong Kong)	33,974,000	18,141

Guangdong Investment Ltd. (Hong Kong)	8,180,000	7,839

Haitian International Holdings Ltd. (Hong Kong)	27,695,000	55,577

Hefei Rongshida Sanyo Electric Co., Ltd.	5,399,904	11,520

Honghua Group Ltd. (Hong Kong)	92,306,000	22,730

Industrial and Commercial Bank of China Ltd.	10,092,300	5,604
Industrial and Commercial Bank of China Ltd. (Hong Kong)	104,820,110	64,510

Jiangsu Hengli Highpressure Oil Cylinder Co., Ltd.	7,316,586	11,340

Lenovo Group Ltd. (Hong Kong)	42,406,000	46,853

Longfor Properties Co., Ltd. (Hong Kong)	46,797,500	64,761

Mindray Medical International Ltd. (ADR)	643,700	20,830

Minth Group Ltd. (Hong Kong)	35,674,000	72,694

New Oriental Education & Technology Group, Inc. (ADR)	1,324,900	38,886

Nine Dragons Paper (Holdings) Ltd. (Hong Kong)	14,676,300	11,438

Sany Heavy Equipment International Holdings Co., Ltd. (Hong Kong)	56,608,000	12,750

Shandong Weigao Group Medical Polymer Co., Ltd. (Hong Kong)	11,029,800	12,612

Shanghai Zhixin Electric Co., Ltd.	2,145,667	6,211

Shenguan Holdings Group Ltd. (Hong Kong)	57,696,000	23,952

Sino Biopharmaceutical Ltd. (Hong Kong)	27,764,000	23,745

Sinofert Holdings Ltd. (Hong Kong)	119,654,000	15,435

Weichai Power Co., Ltd. (Hong Kong)	19,238,040	73,474

Zhongsheng Group Holdings Ltd. (Hong Kong)	58,582,500	80,746

Zhuzhou CSR Times Electric Co., Ltd. (Hong Kong)	10,819,000	36,499

		1,630,082

Hong Kong — 7.7%
AIA Group Ltd.	23,537,200	111,829

ASM Pacific Technology Ltd.	2,095,900	20,347

Cheung Kong Infrastructure Holdings Ltd.	8,467,000	54,313

Chow Sang Sang Holdings International Ltd.	5,329,800	12,616

Galaxy Entertainment Group Ltd.[1]	7,810,000	68,209

Jardine Matheson Holdings Ltd.	181,200	11,495

Melco Crown Entertainment Ltd. (ADR)[1]	3,415,000	131,990

Samsonite International SA	32,622,600	100,940

SJM Holdings Ltd.	6,550,000	18,482

Stella International Holdings Ltd.	3,322,500	7,944

	Shares	Value (000)
Asia-Pacific (continued)
Hong Kong (continued)
VTech Holdings Ltd.	337,600	$4,340

Wynn Macau, Ltd.	27,304,000	113,674

		656,179

India — 10.6%
Adani Enterprises Ltd.	1,365,234	8,436

Apollo Hospitals Enterprise Ltd.	2,445,932	37,586
Apollo Hospitals Enterprise Ltd. (GDR)[2]	267,600	4,106

Bajaj Auto Ltd.	227,801	7,956

Bharat Electronics Ltd.	380,971	7,328

Bharti Airtel Ltd.	37,670,027	200,351

Cox and Kings Ltd.	959,833	2,570
Cox and Kings Ltd. (GDR)	453,204	1,215

CRISIL Ltd.	62,268	1,282

Emami Ltd.	1,961,553	14,294

HDFC Bank Ltd.	5,966,838	75,069
HDFC Bank Ltd. (ADR)	8,000	328

Housing Development Finance Corp. Ltd.	4,211,168	62,283

ICICI Bank Ltd.	1,728,390	36,258
ICICI Bank Ltd. (ADR)	1,878,400	82,274

Infosys Ltd.	1,490,679	82,017

ITC Ltd.	1,509,680	8,917

Jain Irrigation Systems Ltd.	4,851,196	5,092

Kotak Mahindra Bank Ltd.	1,181,000	15,432

Larsen & Toubro Ltd.	1,265,484	26,919

Multi Screen Media Private Ltd. (acquired 5/15/00, cost: $107,294,000)[1,3]	284,195	23,511

PTC India Financial Services Ltd.	1,088,450	258

Steel Authority of India Ltd.	25,732,640	30,855

Sun Pharmaceutical Industries Ltd.	7,437,038	71,533

Tata Steel Ltd.	10,248,035	68,000

United Spirits Ltd.	357,883	15,874

VA Tech Wabag Ltd.[4]	1,584,552	20,772

		910,516

Indonesia — 1.7%
PT Agung Podomoro Land Tbk	479,240,500	12,042

PT Bank Mandiri (Persero) Tbk, Series B	36,904,792	31,055

PT Bank Rakyat Indonesia (Persero) Tbk[1]	41,819,100	35,594

PT Elang Mahkota Teknologi Tbk	49,762,000	24,223

PT Surya Citra Media Tbk	159,322,600	44,974

		147,888

Malaysia — 3.1%
Bumi Armada Bhd.	54,193,900	64,919

CIMB Group Holdings Bhd.	40,144,861	87,884

Genting Bhd.	8,778,700	26,878

IHH Healthcare Bhd.[1]	28,982,400	34,157

IJM Corp. Bhd.	25,587,054	48,155

Naim Cendera Holdings Bhd.	4,742,000	4,970

StemLife Bhd.	10,645,350	1,630

		268,593

Philippines — 0.8%
Bayan Telecommunications Holdings Corp., Class A (acquired 2/12/98, cost: $1,850,000)[1,3]	724,790	—
Bayan Telecommunications Holdings Corp., Class B (acquired 2/12/98, cost: $616,000)[1,3]	241,431	—

Energy Development Corp.	164,589,124	20,808

International Container Terminal Services, Inc.	17,792,368	42,873

Philippine Airlines, Inc. (acquired 3/31/97, cost: $0)[1,3]	68,631,450	—

Equity securities	Shares	Value (000)
Asia-Pacific (continued)
Philippines (continued)
SM Investments Corp.	302,490	$4,763

		68,444

Singapore — 0.9%
CapitaRetail China Trust	8,984,560	9,997

KrisEnergy Ltd.[1]	14,204,000	8,405

Olam International Ltd.	17,348,868	30,679
Olam International Ltd., warrants, expires 1/29/18[1,2]	1,608,813	804

Yoma Strategic Holdings Ltd.	51,852,000	30,702

		80,587

South Korea — 9.8%
AMOREPACIFIC Corp.	33,473	39,548

Daum Communications Corp.	451,617	33,221

Hana Financial Group Inc.	1,661,080	60,610

Hyundai Engineering & Construction Co., Ltd.	676,791	35,696

Hyundai Mobis Co., Ltd.	766,553	227,383

Hyundai Motor Co.	453,050	107,085

Korea Electric Power Corp.	467,600	16,078

LG Household & Health Care Ltd.	63,026	27,195

LG Uplus Corp.	1,206,520	11,845

OCI Co. Ltd.[1]	400,570	67,206

Samsung Electronics Co., Ltd.	57,649	72,901
Samsung Electronics Co., Ltd. (GDR)[2]	221,575	139,295

		838,063

Taiwan — 5.2%
AirTAC International Group	3,619,810	37,526

CTCI Corp.	23,931,000	35,886

Delta Electronics, Inc.	14,904,348	92,381

MediaTek Inc.	9,199,500	136,242

Taiwan Cement Corp.	15,646,000	24,100

Taiwan Semiconductor Manufacturing Co. Ltd.	29,556,568	115,488

		441,623

Thailand — 2.0%
Advanced Info Service PCL	1,992,200	13,919

Bangkok Bank PCL, nonvoting depository receipt	24,842,100	136,922

Kasikornbank PCL, nonvoting depository receipt	3,564,800	19,614

		170,455

Latin America — 12.8%
Argentina — 0.0%
Grupo Financiero Galicia SA, Class B	5	—

YPF Sociedad Anónima, Class D (ADR)	80,400	2,505

		2,505

Brazil — 8.1%
Banco Bradesco SA, preferred nominative (ADR)	6,517,630	89,096

Banco BTG Pactual SA, units	1,636,000	20,686

BRF SA, ordinary nominative	202,175	4,037
BRF SA, ordinary nominative (ADR)	789,700	15,778

CCR SA, ordinary nominative	5,202,900	39,945

Cia. Energetica de Minas Gerais - CEMIG, preferred nominative (ADR)	9,057,000	61,588

Gerdau SA (ADR)	11,020,000	70,638

Hypermarcas SA, ordinary nominative	15,917,500	115,119

Itaú Unibanco Holding SA, preferred nominative (ADR)	8,533,740	126,811

Mills Estruturas e Serviços de Engenharia SA, ordinary nominative	3,228,700	39,843

Oi SA, ordinary nominative	2,027,681	2,887
Oi SA, ordinary nominative (ADR)	605,587	878

QGEP Participacoes SA, ordinary nominative	7,958,500	28,481

TIM Participacoes SA, ordinary nominative	1,852,300	9,673

	Shares	Value (000)
Latin America (continued)
Brazil (continued)
TIM Participacoes SA, ordinary nominative (ADR)	80,500	$2,090

Usinas Siderúrgicas de Minas Gerais SA – Usiminas, Class A, preferred nominative[1]	5,353,900	24,139

Vale SA, Class A, preferred nominative	394,700	4,932
Vale SA, Class A, preferred nominative (ADR)	315,700	3,930
Vale SA, ordinary nominative (ADR)	564,800	7,811

Wilson Sons Ltd. (BDR)	1,763,700	21,764

		690,126

Chile — 1.2%
Enersis SA	16,189,523	5,032
Enersis SA (ADR)	3,288,750	51,074

Inversiones La Construccion SA	2,419,229	32,644

Ripley Corp SA	26,087,921	16,303

		105,053

Mexico — 3.5%
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	6,508,725	82,205

Fibra Uno Administracion, SA de CV	16,374,900	52,967

Grupo Comercial Chedraui, SAB de CV, Class B	2,453,300	7,180

Grupo Famsa, SAB de CV, Class A1	6,703,113	10,222

Grupo Financiero Inbursa, SAB de CV	11,982,640	30,839

Grupo Sanborns, SAB de CV, Series B1	17,564,400	30,150

Impulsora del Desarrollo y el Empleo en América Latina, SA de CV, Series B-1[1]	31,308,244	74,245

Kimberly-Clark de México, SAB de CV, Class A	1,139,188	3,051

Minera Frisco, SAB de CV, ordinary participation certificate, Series A1[1]	3,019,466	5,861

Urbi Desarrollos Urbanos, SA de CV (Mexico)[1]	1,046,737	60

		296,780

Eastern Europe and Middle East — 6.7%
Israel — 0.6%
Bezeq – The Israel Telecommunication Corp. Ltd.	23,816,056	42,410

Shufersal Ltd.	3,233,940	12,933

		55,343

Oman — 0.5%
bankmuscat (SAOG)	24,828,227	41,014

Russia — 5.0%
Baring Vostok Private Equity Fund, LP (acquired 12/15/00, cost: $5,874,000)[3,4,5,6]	11,783,118	30,138
Baring Vostok Private Equity Fund III, LP (acquired 3/30/05, cost: $18,189,000)[1,3,4,5,6]	23,498,338	34,874
Baring Vostok Private Equity Fund IV, LP (acquired 4/25/07, cost: $17,099,000)[1,3,4,5,6]	18,975,332	16,002
Baring Vostok Fund IV Supplemental Fund, LP (acquired 10/8/07, cost: $28,967,000)[1,3,4,5,6]	31,946,729	32,486

Etalon Group Ltd. (GDR)[1]	854,006	3,327
Etalon Group Ltd. (GDR)[1,2]	810,716	3,158

New Century Capital Partners, LP (acquired 12/7/95, cost: $951,000)[1,3,5]	5,247,900	2,094

OAO TMK (GDR)	498,114	4,372

OJSC Gazprom (ADR)	6,356,106	49,084

OJSC Magnit	46,199	10,670
OJSC Magnit (GDR)	199,031	10,926

OJSC Rostelecom	5,576,758	13,517
OJSC Rostelecom (ADR)	690,048	9,833
OJSC Rostelecom, preference shares	1,308,830	2,022

Sberbank of Russia	29,625,103	70,691

Yandex NV, Class A1	4,476,700	135,152

		428,346

Turkey — 0.3%
Aktas Elektrik Ticaret AS1	4,273	—

Coca-Cola Içecek AS, Class C	532,690	12,809

Enka Insaat ve Sanayi AS	3,354,653	10,017

Equity securities	Shares	Value (000)
Eastern Europe and Middle East (continued)
Turkey (continued)
Türk Telekomünikasyon AS, Class D	450,196	$1,245

		24,071

United Arab Emirates — 0.3%
DP World Ltd.	1,472,133	26,351

Africa — 1.2%
South Africa — 1.2%
Barloworld Ltd.	4,292,026	44,959

Royal Bafokeng Platinum Ltd.[1]	1,207,405	7,486

Royal Bafokeng Platinum Ltd., rights, expires 4/11/14[1]	99,013	97

Shoprite Holdings Ltd.	3,293,948	49,813

		102,355

Other Markets — 9.8%
Australia — 1.1%
Oil Search Ltd.	12,481,865	97,965

Austria — 0.4%
Vienna Insurance Group	708,593	34,995

Canada — 1.4%
Centerra Gold Inc.	5,573,200	25,963

First Quantum Minerals Ltd.	5,184,633	95,814

		121,777

Italy — 0.2%
Tenaris SA (ADR)	441,400	19,532

Netherlands — 0.9%
Fugro NV, depository receipts	1,210,079	74,498

Switzerland — 0.5%
Dufry AG1	258,677	44,523

United Kingdom — 2.9%
Anglo American PLC	1,421,700	36,259

Glencore Xstrata PLC[1]	9,628,100	49,663

Global Ports Investments PLC (GDR)	801,841	9,610
Global Ports Investments PLC (GDR)[2]	1,984,210	23,780

Ophir Energy PLC[1]	10,068,665	40,277

Petra Diamonds Ltd. (CDI)[1]	4,078,744	10,139

SABMiller PLC	168,241	8,403

Sedibelo Platinum Mines Ltd.[1]	16,963,500	10,235

Standard Chartered PLC	1,854,515	38,786

Tullow Oil PLC	1,422,707	17,773

		244,925

United States of America — 2.4%
Arcos Dorados Holdings, Inc., Class A	4,583,200	46,199

Cobalt International Energy, Inc.[1]	3,802,300	69,658

Ensco PLC, Class A	1,164,200	61,446

Genpact Ltd.[1]	1,523,761	26,544

		203,847

Multinational — 0.4%
Capital International Private Equity Fund IV, LP (acquired 3/29/05, cost: $16,305,000)[3,4,5,6]	50,545,667	21,497

International Hospital Corp. Holding NV, Class A (acquired 9/25/97, cost: $8,011,000)[1,3,4]	609,873	921
International Hospital Corp. Holding NV, Class B, convertible preferred (acquired 2/12/07, cost: $3,504,000)[1,3,4]	622,354	940

	Shares	Value (000)
Multinational (continued)
Pan-African Investment Partners II Ltd., Class A, preferred (acquired 6/20/08 cost: $8,827,000)[1,3,4,5]	3,800	$5,213

		28,571

Miscellaneous — 4.8%
Equity securities in initial period of acquisition		410,470

Total equity securities (cost: $7,120,239,000)		8,265,477

Bonds & notes	Principal amount (000)
Asia-Pacific — 0.0%
China — 0.0%
Fu Ji Food and Catering Services Holdings Ltd., 0.00% convertible, 10/18/20[7]	CNY 93,400	—

Eastern Europe and Middle East — 0.0%
Oman — 0.0%
bankmuscat (SAOG) 4.50% convertible, 3/20/16	OMR 362	100
bankmuscat (SAOG) 4.50% convertible, 3/20/17	369	958

		1,058

Miscellaneous — 0.0%
Bonds & notes in initial period of acquisition		2,549

Total bonds & notes (cost: $3,065,000)		3,607

Short-term securities
Corporate short-term notes — 2.4%
Bank of Tokyo-Mitsubishi UFJ Ltd. 0.09% due 4/7/14	$51,100	51,099
Sumitomo Mitsui Banking Corp. 0.10% due 4/7/14[2]	30,900	30,899
US Bank NA 0.06% due 4/1/14	125,000	125,000
Total short-term securities (cost: $206,999,000)		206,998

Total investment securities (cost: $7,330,303,000)		8,476,082
Other assets less liabilities (including forward currency contracts)		92,421
Net assets		$ 8,568,503

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws). May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $202,042,000, which represented 2.36% of the net assets of the fund.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. These securities, acquired at a cost of $217,487,000, may be subject to legal or contractual restrictions on resale. The total value of all such securities was $167,676,000, which represented 1.96% of the net assets of the fund.
[4]	This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940. This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities. Capital International Private Equity Fund IV, LP is also considered an affiliate since this issuer has the same investment adviser as the fund.
[5]	Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.
[6]	Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.
[7]	Scheduled interest and/or principal payment was not received.

Securities:
ADR	—	American Depositary Receipts
BDR	—	Brazilian Depositary Receipts
CDI	—	CREST Depository Interest
GDR	—	Global Depositary Receipts

Currency:
CNY	—	Chinese renminbi
OMR	—	Omani rial

Valuation

Capital International, Inc., the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of the fund is generally determined as of approximately 4:00 p.m. New York time on the last business day of each week and month except on any day on which the New York Stock Exchange is closed for trading. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of directors as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission (“SEC”) rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the audit committee with supplemental information to support the changes. The fund’s audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of March 31, 2014 (dollars in thousands):

	Investment securities
	Level 1[1]	Level 2[1,2]	Level 3[2]	Total
Assets:
Equity securities:
Asia-Pacific	$ 286,153	$ 4,902,766	$ 23,511	$ 5,212,430
Latin America	1,094,404	–	60	1,094,464
Eastern Europe and Middle East	144,985	314,546	115,594	575,125
Other markets	345,156	589,026	38,806	972,988
Bonds & notes	–	100	958	1,058
Miscellaneous	16,509	396,510	–	413,019
Short-term securities	–	206,998	–	206,998
Total	$ 1,887,207	$ 6,409,946	$ 178,929	$ 8,476,082

	Other investments[3]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$ –	$ 114	$ –	$ 114

[1]	Investment securities with a market value of $5,612,106,000, which represented 65.50% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
[2]	Level 2 and Level 3 include investment securities with an aggregate value of $6,379,229,000, which represented 74.45% of the net assets of the fund, were fair valued under guidelines adopted by authority of the fund’s board of directors. Of this amount, securities with an aggregate value of $6,179,439,000 were fair valued as a result of significant market movements following the close of local trading.
[3]	Forward currency contracts are not included in the investment portfolio.

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions during the nine months ended March 31, 2014 (dollars in thousands):

	Beginning value at 7/1/2013	Gross transfers into Level 3[4]	Purchases	Sales	Net realized gain/(loss)	Net unrealized (depreciation)/ appreciation	Gross transfers out of Level 3[4]	Ending value at 3/31/2014

Private Equity Funds	$173,358	$–	$1,022	$(24,059)	$12,877	$(20,894)	$–	$ 142,304

Other
Securities[5]	46,043	1,181	958	(2,505)	(9,194)	8,173	(8,031)	36,625

Total	$ 219,401	$ 1,181	$ 1,980	$ (26,564)	$3,683	$(12,721)	$(8,031)	$ 178,929

Net unrealized depreciation during the period on Level 3 investment securities held at March 31, 2014 (dollars in thousands):								$ (12,721)

4 Transfers into and out of Level 3 are based on the beginning market value of the quarter in which they occurred.

5 Represents less than 1% of portfolio securities as of March 31, 2014.

The fund owns an interest in multiple private equity funds, which are considered alternative investments and are classified as Level 3 investment securities. The private equity funds are fair valued using the net asset value based on the fund’s financial statements adjusted for known company or market events, updated market pricing for underlying securities, and/or fund transactions (i.e., drawdowns and distributions) and may include other unobservable inputs.

The other unobservable inputs used in the fair value measurements of the reporting entity’s private equity funds are directional adjustments based on relevant market data (such as significant movement of a country-specific exchange-traded fund or index after the financial statement date of the private equity fund). Significant increases (decreases) of these inputs could result in significantly higher (lower) fair value measurements.

The following table lists the characteristics of the alternative investments held by the fund, including those investments where the fund’s investment adviser used significant unobservable inputs as of March 31, 2014 (dollars in thousands):

Investment type	Investment strategy	Fair Value[1]	Unfunded commitment[2]	Remaining life[3]	Redemption terms	Unobservable input(s)	Range
Private equity funds	Primarily private sector equity investments (i.e., expansion capital, buyouts) in emerging markets	$142,304	$14,056	≤ 1 to 4 years	Redemptions are not permitted. These funds distribute proceeds from the liquidation of underlying assets of the funds.	Market index adjustment	0 to 16%

[1]	As of March 31, 2014, 79.76% of the private equity funds noted above were valued using significant unobservable inputs.
[2]	Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.
[3]	Represents the remaining life of the fund term of the estimated period of liquidation.

Investments in affiliates

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund’s investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940. In addition, Capital International Private Equity Fund IV, LP is considered an affiliate since this issuer has the same investment adviser as the fund. A summary of the fund’s transactions in the securities of affiliated issuers during the nine months ended March 31, 2014, is as follows (dollars in thousands):

					Dividend
	Beginning	Purchases/	Sales/	Ending	and interest
Issuer	shares	Additions	Reductions	shares	income	Value

Affiliated issuers:
VA Tech Wabag	1,584,552	-	-	1,584,552	$ 181	$ 20,772

Affiliated private equity funds/private placements:
Baring Vostok Private Equity Fund*	11,783,118	-	-	11,783,118	323	30,138
Baring Vostok Private Equity Fund III*	23,126,061	372,277	-	23,498,338	-	34,874
Baring Vostok Capital Partners IV*	50,603,377	318,684	-	50,922,061	-	48,488
Capital International Private Equity Fund IV*	50,451,941	93,726	-	50,545,667	213	21,497
International Hospital	1,232,227	-	-	1,232,227	-	1,861
Pan-African Investment Partners II	3,800	-	-	3,800	-	5,213

Unaffiliated issuer†:
Daum Communications Corp.	803,173	-	351,556	451,617	755	33,221
StemLife	12,497,850	-	1,852,500	10,645,350	19	1,630
					$1,491	$197,694

*						For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.
†	Affiliated during the period but no longer affiliated at March 31, 2014.

Forward currency contracts

The fund has entered into over-the-counter (“OTC”) forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund's investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

As of March 31, 2014, the fund had open forward currency contracts to sell currencies, as shown in the following table. The average notional amount of open forward currency contracts was $290,750,000 over the prior 12-month period.

	Notional amount			U.S. valuation
	(000)			(000)
					Unrealized
	Counterparty	Non-U.S.	U.S.	Amount	appreciation

Sales:
British pound to U.S. dollar expiring 5/2/2014	Bank of New York Mellon	GBP38,261	$63,785	$63,772	$13
Euro to U.S. dollar expiring 4/28/2014	Bank of America	EUR52,428	72,325	72,224	101

Forward currency contracts — net					$114

Federal income tax information
(dollars in thousands)
Gross unrealized appreciation on investment securities	$1,875,951
Gross unrealized depreciation on investment securities	(864,375)
Net unrealized appreciation on investment securities	1,011,576
Cost of investment securities for federal income tax purposes	7,464,506

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of Emerging Markets Growth Fund, Inc. This and other important information is contained in the prospectus, which can be obtained from Capital or your relationship manager and should be read carefully before investing.

ITEM 2 – Controls and Procedures

The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: May 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: May 29, 2014

By /s/ Bryan K. Nielsen
Bryan K. Nielsen, Treasurer

Date: May 29, 2014